Exhibit 10.3

MANAGEMENT UNIT PURCHASE AGREEMENT

THIS MANAGEMENT UNIT PURCHASE AGREEMENT (this “Agreement”) is made as of                 , by and between Varietal Distribution Holdings, LLC, a Delaware limited liability company (the “Company”), and the executive identified on the signature page attached hereto (“Executive”) and is being entered into pursuant to the Company’s 2007 Securities Purchase Plan (as amended, the “Plan”). Certain definitions are set forth in Section 5 of this Agreement and on the signature page attached hereto, which shall be deemed a part of this Agreement. Capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the LLC Agreement (as defined below).

WHEREAS, Executive is an employee of the Company, VWR Funding, Inc., a Delaware corporation (“VWR”), or their respective Subsidiaries, and Executive desires to purchase certain of the Company’s Class A Common Units on the terms and conditions provided herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1. Purchase and Sale of Securities.

(a) At the Closing (as defined below), upon the terms and conditions set forth in this Agreement and pursuant to the Plan, Executive will purchase, and the Company will sell, a number of Class A Common Units equal to the Number of Common Units at a price per unit of $             (the “Purchased Securities”).

(b) Subject to the terms and conditions contained in this Agreement, the closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at 100 Matsonford Road, Building One, Suite 200, Radnor, PA 19087 on the date hereof or at such other time and date or at such other place as the Company and Executive may determine. The date on which the Closing occurs is referred to herein as the “Closing Date.”

(c) At the Closing, Executive shall deliver to the Company an amount of cash equal to the Aggregate Units Purchase Price by means of a check or wire transfer of immediately available funds to an account designated by the Company, and the Company shall update the Unit Ownership Ledger (as defined in the LLC Agreement) to reflect the issuance of the Purchased Securities to Executive (including recording a Capital Contribution by Executive in respect of the Purchased Securities equal to the Aggregate Units Purchase Price).

(d) In connection with the purchase and sale of the Purchased Securities, Executive represents and warrants to the Company that as of the date hereof and as of the Closing:

(i) The Purchased Securities to be acquired by Executive pursuant to this Agreement will be acquired for Executive’s own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state or foreign securities laws, and the Purchased Securities will not be disposed of in contravention of the Securities Act or any applicable state or foreign securities laws.

(ii) This Agreement constitutes the legal, valid and binding obligation of Executive, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Executive does not and will not conflict with, violate or cause a breach of any agreement or instrument to which Executive is a party or subject or any judgment, order or decree to which Executive is subject.

(iii) Executive is an employee of the Company, VWR or their respective Subsidiaries, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Purchased Securities.

(iv) If the Company has notified Executive (including, without limitation, by a notice set forth on the signature page attached hereto) that it is relying or may rely on an exemption pursuant to Regulation D of the Securities Act for the issuance of the Purchased Securities to Executive, Executive is an “accredited investor” within the meaning of Regulation D of the Securities Act.

(v) Executive is able to bear the economic risk of his investment in the Purchased Securities for an indefinite period of time because the Purchased Securities have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

(vi) Executive (A) has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Purchased Securities, (B) has had full access to such other information concerning the Company, VWR and their respective Subsidiaries as he or she has requested in connection with the investments contemplated hereby and (C) has received and reviewed a copy of each of the Transaction Documents and the Confidential Information Memorandum, dated November 20, 2013, from VWR a reasonable period of time before the date hereof.

(vii) Executive is neither party to, nor bound by, any employment agreement, consulting agreement, noncompete agreement, non-solicitation agreement or confidentiality agreement, other than with the Company, if any.

(viii) Executive is a resident of the city, state and country indicated in Executive’s Address.

(e) Executive acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with its obligations under applicable securities laws.

(f) As an inducement to the Company to issue the Purchased Securities to Executive, and as a condition thereto, Executive acknowledges and agrees that neither the issuance of the Purchased Securities to Executive nor any provision contained in this Agreement shall entitle Executive to remain in the employment of the Company, VWR or their respective Subsidiaries or affect the right of the Company, VWR or their respective Subsidiaries to terminate Executive’s employment at any time for any reason.

(g) At the Closing, if Executive is lawfully married and Executive’s Address or the permanent residence of Executive’s spouse is located in a community property jurisdiction, Executive’s spouse shall execute and deliver to the Company the Consent in the form of Exhibit A attached hereto.

(h) Executive acknowledges that he is a party to the LLC Agreement and the Securityholders Agreement and that the Purchased Securities shall be subject to the provisions of such agreements. For purposes of the LLC Agreement, the Securityholders Agreement and the Plan, this Agreement shall constitute a Management Unit Purchase Agreement.

(i) The Company and Executive hereby acknowledge and agree that this Agreement has been executed and delivered, and the Purchased Securities have been issued hereunder, in connection with and as a part of the compensation and incentive arrangements between the Company and Executive, and pursuant and subject to the provisions of the Plan. Executive agrees to be bound by and subject to the terms and conditions of the Plan.

2. Repurchase Option.

(a) In the event of a Separation, the Purchased Securities (whether held by Executive or one or more of Executive’s transferees, other than the Company and the Investors) will be subject to repurchase, in each case by the Company and the Investors pursuant to the terms and conditions set forth in this Section 2 and in Section 3 (the “Repurchase Option”). If there is a Subsidiary Public Offering and the securities of such Subsidiary are distributed to the members of the Company, then such Subsidiary will be treated as the Company for purposes of this Section 2 and Section 3 with respect to any repurchase of the securities of such Subsidiary.

(b) In the event of a Separation, the Company (with the approval of the Board in the case of any repurchase in excess of $100,000) may irrevocably elect to purchase all, but not less than all, of the Purchased Securities pursuant to this Section 2 and Section 3 by delivering written notice (a “Company Repurchase Notice”) to the holder or holders of such securities within a period of 90 days after the Separation Date (such period, a “Repurchase Option Period”). Any Company Repurchase Notice will set forth the number of units of each class to be acquired from each holder, the aggregate consideration to be paid for such units and the time and place for the closing of the transaction.

(c) If for any reason the Company does not elect to purchase all of the Purchased Securities pursuant to the Repurchase Option, the Investors shall be entitled to exercise the Repurchase Option for all, but not less than all, of the Purchased Securities that the Company has not elected to purchase (the “Available Securities”). As soon as practicable after the Company has determined that it will not exercise the Repurchase Option with respect to the Available Securities, but in any event within 20 days prior to the expiration of the applicable Repurchase Option Period, the Company shall give written notice (an “Option Notice”) to the

Investors setting forth the number of units of each class the Investors are entitled to purchase and the purchase price for each type of the Available Securities. The Investors may irrevocably elect to purchase all, but not less than all, of the Purchased Securities that are Available Securities by giving written notice to the Company within 20 days after receiving the Option Notice. If more than one Investor elects to purchase an aggregate number of Available Securities of a class or type greater than the number of Available Securities of such class or type, the Available Securities to be purchased by each such Investor shall be allocated among such Investors based upon the number of Class A Common Units owned by each Investor. If the Investors have elected to purchase any Available Securities, within 10 days after the expiration of the 20-day period set forth above, the Company shall notify each holder of Purchased Securities as to the number of units of each class each Investor is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction (the “Investor Repurchase Notice”). At the time the Company delivers the Investor Repurchase Notice to the holder(s) of Purchased Securities, the Company shall also deliver written notice to each Investor setting forth the number of units of each class such Investor is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction.

(d) The closing of the purchase of the Purchased Securities pursuant to an exercise of the Repurchase Option shall take place on the later of the date designated by the Company in the applicable Company Repurchase Notice or the applicable Investor Repurchase Notice, which date shall not be more than 30 days nor less than 15 days after the later of the delivery of the applicable Company Repurchase Notice or the applicable Investor Repurchase Notice, as applicable. The Company and each Investor, as the case may be, will pay the purchase price for the Purchased Securities to be purchased by it pursuant to the Repurchase Option by check(s) or wire transfer(s) of good and immediately available funds. The Company and the Investors will be entitled to receive customary representations and warranties with respect to title and enforceability from the sellers regarding such sale.

(e) The provisions of this Section 2 will terminate with respect to all Purchased Securities (other than Unvested Units) upon the consummation of a Qualified Public Offering or a Sale of the Company.

3. Other Terms Applicable to the Repurchase Option.

(a) In the event of a Separation, in connection with the exercise of a Repurchase Option the purchase price for each Purchased Security will be the Fair Market Value of such unit as of the date of the sending of the applicable Company Repurchase Notice or the applicable Investor Repurchase Notice, as applicable; provided, however, that if Executive’s employment is terminated with Cause, the purchase price for each Purchased Security will be the lesser of (A) Executive’s Original Cost for such unit and (B) the Fair Market Value of such unit as of the date of the sending of the applicable Company Repurchase Notice or the applicable Investor Repurchase Notice, as applicable.

(b) Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Purchased Securities by the Company pursuant to the Repurchase Option shall be subject to applicable restrictions contained in the Delaware Limited Liability Company Act, the

Delaware General Corporation Law or such other governing corporate or limited liability company law, and in the Company’s and its Subsidiaries’ debt financing agreements. If any such restrictions prohibit (i) the repurchase of Purchased Securities hereunder which the Company is otherwise entitled or required to make or (ii) dividends or other transfers of funds from one or more Subsidiaries to the Company to enable such repurchases, then the time periods provided in Section 2 and in this Section 3 shall be suspended, and the Company may make such purchases at the applicable purchase price therefore determined as of the time of repurchase, as soon as it is permitted to do so under such restrictions.

(c) Notwithstanding anything to the contrary contained in this Agreement, the Company may pay all or any portion of the purchase price to be paid by it as a result of its exercise of a Repurchase Option by distributing to Executive securities issued by VWR Investors, Inc. or any other direct Subsidiary of the Company, so long as VWR Investors, Inc. or such Subsidiary directly or indirectly owns all or substantially all of the assets of the Company on a consolidated basis, as provided in Section 4.7 of the LLC Agreement.

4. Restrictions on Transfer of Purchased Securities. The Purchased Securities shall be subject to the restrictions on Transfer of such units in the LLC Agreement and the Securityholders Agreement and the holders of Purchased Securities shall not Transfer any interest in any Purchased Securities, except in accordance with such agreements or the provisions of Section 2 hereof.

5. Definitions.

“Affiliate” of any particular Person means any other Person controlling, controlled by, or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, by contract, or otherwise.

“Board” means the Company’s board of managers or any successor governing body thereto. The Board may delegate to a committee thereof the duties and role of the Board contemplated hereby.

“Cause” means (i) the commission of a felony or a crime involving moral turpitude or the commission of any other act or omission involving dishonesty or fraud with respect to the Company, VWR or any of their respective Subsidiaries or any of their customers or suppliers, (ii) substantial and repeated failure to perform duties as reasonably directed by the Board or a supervisor or report, after providing Executive with 15 days written notice and a reasonable opportunity to remedy such failure, (iii) gross negligence or willful misconduct with respect to the Company, VWR or any of their respective Subsidiaries, (iv) conduct tending to bring the Company, VWR or any of their respective Subsidiaries into substantial public disgrace or disrepute, and (v) any breach by Executive of any non-competition, non-solicitation or confidentiality covenants to which Executive is subject.

“Fair Market Value” has the meaning given to such term in the Securityholders Agreement.

“Investors” has the meaning given to such term in the Securityholders Agreement.

“LLC Agreement” means the Limited Liability Company Agreement of the Company, dated as of June 29, 2007, among the parties from time to time party thereto, as amended from time to time pursuant to its terms.

“Original Cost” means with respect to each Class A Common Unit purchased hereunder, $             (as proportionately adjusted for all subsequent unit splits, unit dividends and other recapitalizations).

“Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, an investment fund, any other business entity and a governmental entity or any department, agency or political subdivision thereof.

“Public Offering” means the sale in an underwritten public offering registered under the Securities Act of the equity securities of the Company (or any successor thereto) approved by the Board.

“Purchased Securities” will continue to be Purchased Securities in the hands of any holder other than Executive (except for the Company and the Investors and except for transferees in a Public Sale (as defined in the Securityholders Agreement)), and except as otherwise provided herein, each such other holder of Purchased Securities will succeed to all rights and obligations attributable to Executive as a holder of Purchased Securities hereunder. Purchased Securities will also include equity of the Company (or a corporate successor to the Company or a Subsidiary of the Company) issued with respect to Purchased Securities (i) by way of a unit split, unit dividend, conversion, or other recapitalization, (ii) by way of reorganization or recapitalization of the Company in connection with the incorporation of a corporate successor prior to a Public Offering or (iii) by way of a distribution of securities of a Subsidiary of the Company to the members of the Company following or with respect to a Subsidiary Public Offering.

“Qualified Public Offering” has the meaning given to such term in the Securityholders Agreement.

“Sale of the Company” means any transaction or series of transactions pursuant to which any Independent Third Party (as defined in the Securityholders Agreement) in the aggregate acquire(s) (i) a majority of the voting equity securities of the Company (whether by merger, liquidation, consolidation, reorganization, combination, sale or transfer of the Company’s equity securities, securityholder or voting agreement, proxy, power of attorney or otherwise) or (ii) all or substantially all of the Company’s assets determined on a consolidated basis.

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“Securityholders Agreement” means the Securityholders Agreement, dated as of June 29, 2007, among the Company and certain of its securityholders, as amended from time to time pursuant to its terms.

“Separation” means Executive ceasing to be employed by the Company, VWR or any of their respective Subsidiaries for any reason.

“Separation Date” means the date on which Executive ceases to be employed by the Company, VWR or any of their respective Subsidiaries for any reason.

“Subsidiary” has the meaning given to such term in the LLC Agreement.

“Subsidiary Public Offering” means the sale in an underwritten public offering registered under the Securities Act of equity securities of a Subsidiary of the Company.

“Transaction Documents” means this Agreement, the Plan, the LLC Agreement, the Securityholders Agreement and all other agreements, instruments, certificates, and other documents to be entered into or delivered by Executive in connection with the transactions that have occurred or are contemplated to occur, as the case may be, pursuant to this Agreement, the Plan, the LLC Agreement, the Securityholders Agreement and any side agreements related to the foregoing.

“Transfer” means to sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law), but explicitly excluding exchanges of one class of Purchased Securities to or for another class of Purchased Securities.

6. Notices. All notices, demands, or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given or made (i) when delivered personally to the recipient, (ii) when telecopied to the recipient (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if telecopied before 5:00 p.m. Chicago, Illinois time on a business day, and otherwise on the next business day after being telecopied, (iii) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid), or (iv) when received via electronic mail by the recipient (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if received via electronic mail before 5:00 p.m. Chicago, Illinois time on a business day, and otherwise on the next business day after such receipt. Such notices, demands, and other communications shall be sent to the Company at the following address and to Executive at Executive’s Address or to the address for Executive set forth from time to time in the Company’s books and records (and if Executive has notified the Company that he or she is represented by legal counsel in connection with the transactions contemplated hereby, with a copy (which shall not constitute notice) to such counsel’s address as listed by Executive on the signature page hereto), or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

Varietal Distribution Holdings, LLC

c/o VWR International, LLC

Radnor Corporate Center

Building One, Suite 200

100 Matsonford Road

Radnor, PA 19087-8660

Facsimile: (610) 386-1185

Telephone: (610) 386-1504

Electronic mail: George_VanKula@vwr.com

Attention:	George Van Kula, Esq.

with copies to (which shall not constitute notice):

Madison Dearborn Capital Partners

Three First National Plaza, Suite 4600

70 West Madison Street

Chicago, Illinois 60602

Facsimile: (312) 895-1056

Telephone: (312) 895-1000

Electronic mail: mtresnowski@MDCP.com

Attention:	General Counsel

and

Kirkland & Ellis LLP

300 North LaSalle

Chicago, IL 60654

Facsimile: (312) 862-2200

Telephone: (312) 862-2000

Electronic mail: sperl@kirkland.com; mfennell@kirkland.com

Attention:	Sanford E. Perl, P.C.
Mark A. Fennell

7. Additional Provisions Applicable to Non-US Residents. If Executive is a resident (as indicated by the address for notices to Executive set forth on the signature page hereto) of a country other than the United States, the provisions of Annex 1 attached hereto, if any, shall also be applicable to Executive and the Company and shall constitute a part of this Agreement as if set forth herein.

8. General Provisions.

(a) Transfers in Violation of Agreement. Any Transfer or attempted Transfer of any Purchased Securities in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Purchased Securities as the owner of such securities for any purpose.

(b) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal, or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality, or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed, and enforced in such jurisdiction as if such invalid, illegal, or unenforceable provision had never been contained herein.

(c) Entire Agreement. This Agreement, those documents expressly referred to herein, the other documents of even date herewith, and the other Transaction Documents embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements, or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. Any rights of Executive against VWR or its Affiliates or otherwise to acquire or be granted capital stock of VWR or options exercisable for capital stock of VWR or restricted stock units or deferred share units with respect to the equity of VWR shall be superseded by this Agreement. As of the date hereof, this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Company does not and will not conflict with, violate or cause a breach of any agreement or instrument to which the Company is a party or subject or any judgment, order or decree to which the Company is subject.

(d) No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

(e) Counterparts. This Agreement may be executed in multiple counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument.

(f) Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company, Executive and the Investors and their respective successors and assigns (including subsequent holders of Purchased Securities); provided that the rights and obligations of Executive under this Agreement shall not be assignable except in connection with a permitted transfer of Purchased Securities hereunder.

(g) Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(h) Consent to Jurisdiction. Executive irrevocably submits to the nonexclusive jurisdiction of the United States District Court for the State of Delaware and the state courts of the State of Delaware for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Executive further agrees that service of any process, summons, notice or document by United States certified or registered mail to Executive’s Address and to Executive’s address set forth in the Company’s books and records or such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party shall be effective service of process in any action, suit or proceeding in Delaware with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Executive irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the United States District Court for the State of Delaware or the state courts of the State of Delaware and hereby irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in such court has been brought in an inconvenient forum.

(i) MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH PARTY TO THIS AGREEMENT (INCLUDING THE COMPANY) HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES HERETO, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY AND/OR THE RELATIONSHIPS ESTABLISHED AMONG THE PARTIES HEREUNDER.

(j) Further Action. The parties shall execute and deliver all documents, provide all information, and take or refrain from taking such actions as may be necessary or appropriate to achieve the purposes of this Agreement.

(k) Remedies. Each of the parties to this Agreement (and the Investors as third-party beneficiaries) will be entitled to enforce its rights under this Agreement specifically, to recover damages caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement. In the event of a contest between the Company and Executive regarding a breach or alleged breach of this

Agreement in which Executive substantially prevails, then the Company agrees to pay (within ten business days of receipt of an invoice from Executive), all legal fees and expenses that Executive has incurred as a result of such contest.

(l) Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company, Executive and the holders of the Required Interest (as defined in the Securityholders Agreement).

(m) Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Company’s chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

(n) Survival. All covenants, representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement shall survive a Separation and shall remain in full force and effect after such Separation.

(o) Adjustments of Numbers. All numbers set forth herein that refer to unit prices or amounts will be appropriately adjusted to reflect unit splits, unit dividends, combinations of units and other recapitalizations affecting the subject class of equity.

(p) Deemed Transfer of Purchased Securities. If, pursuant to the terms and conditions of this Agreement, the Company (and/or the Investors and/or any other Person acquiring securities) shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Securities to be repurchased in accordance with the provisions of this Agreement in the proper amount as finally determined in accordance with the provisions of this Agreement, then from and after such time, the Person from whom such units are to be repurchased shall no longer have any rights as a holder of such units (other than the right to receive payment of such consideration in accordance with this Agreement), and such units shall be deemed purchased in accordance with the applicable provisions hereof and the Company (and/or the Investors and/or any other Person acquiring securities) shall be deemed the owner and holder of such units, whether or not the certificates therefor, if any, have been delivered as required by this Agreement.

(q) Rights Granted to the Investors and their Affiliates. Any rights granted to Executive or to the Investors and their respective Affiliates hereunder may also be exercised (in whole or in part) by their designees.

(r) Subsidiary Public Offering. If, after consummation of a Subsidiary Public Offering, the Company distributes securities of such Subsidiary to members of the Company, then such securities will be treated in the same manner as (but excluding any “preferred” features of the units with respect to which they were distributed) the units with respect to which they were distributed for purposes of Sections 1, 2, 3 and 4 hereof.

(s) Electronic Delivery. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a photographic, photostatic, facsimile or similar reproduction of such signed writing using a facsimile machine or electronic mail shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

(t) Currency. All transactions contemplated by this Agreement are contemplated to occur in United States dollars and any reference herein to dollars or “$” shall be deemed to refer to United States dollars.

*        *        *         *

IN WITNESS WHEREOF, the parties hereto have executed this Management Unit Purchase Agreement as of the day and year first above written.

VARIETAL DISTRIBUTION HOLDINGS, LLC

By:
Name:
Its:

EXECUTIVE

Name:	[Executive]

The following additional definitions shall apply to the Agreement:

“Aggregate Units Purchase Price” means $            .

“Executive’s Address” means:                             Address of legal counsel, if any to Executive:

“Number of Common Units” means [            ] Class A Common Units.

The Company hereby notifies you that it may rely on one or more of the following exemptions that are indicated with a check or “x” from the registration requirements of the Securities Act with respect to the sale of the Purchased Securities hereunder:      Rule 701;      Regulation D;      Regulation S.

Signature Page to Management Unit Purchase Agreement

EXHIBIT A

SPOUSAL CONSENT

The undersigned spouse of Executive hereby acknowledges that I have read the foregoing Management Unit Purchase Agreement executed by Executive as of the date hereof, and each of the LLC Agreement and the Securityholders Agreement referred to therein, and that I understand their contents. I am aware that the foregoing Management Unit Purchase Agreement and the Securityholders Agreement provide for the sale or repurchase of my spouse’s Purchased Securities under certain circumstances and/or impose other restrictions on such securities (including, without limitation, restrictions on transfer). I agree that my spouse’s interest in these securities is subject to these restrictions and any interest that I may have in such securities shall be irrevocably bound by these agreements and further, that my community property interest, if any, shall be similarly bound by these agreements.

Date:

Spouse’s Name:

Date:

Witness’ Name:

ANNEX 1

SUPPLEMENTAL PROVISIONS FOR NON-US RESIDENTS

If Executive is a resident (as indicated by the address for notices to Executive set forth on the signature page hereto) of a country other than the United States, Executive represents, warrants and/or covenants to the Company as follows: (A) Executive is not a “U.S. person” (as defined in Rule 902 as promulgated under the Securities Act), (B) Executive is not acquiring any Purchased Securities for the account or benefit of any person who is a U.S. person and the issuance of the Purchased Securities to Executive constitutes an “Offshore Transaction,” as defined in Rule 902 as promulgated under the Securities Act, (C) Executive will only transfer or resell the Purchased Securities, in whole or in part, in accordance with the Plan, this Agreement, the LLC Agreement, the Securityholders Agreement and (1) the provisions of Regulation S (Rule 901 through 905) and the Preliminary Notes (as defined in Regulation S), (2) pursuant to registration under the Securities Act, or (3) pursuant to an available exemption from the registration requirements of the Securities Act, (D) Executive will not engage in hedging transactions with regard to any Purchased Securities unless in compliance with the Securities Act and (E) Executive’s Purchased Securities have not been registered under the Securities Act and may not be offered or sold in the United States or to U.S. persons (other than distributors) unless such securities are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available.